VAN ECK
SHAREHOLDER INFORMATION AGREEMENT

This Agreement is effective as of December 1, 2008, by and between National
Life Insurance Company (“Intermediary”) and Van Eck Securities Corporation (“Van
Eck”) on behalf of the Van Eck Funds, Van Eck Worldwide Insurance Trust, or such other investment companies that Van Eck may distribute (each, a “Van Eck Fund” and together, the “Van Eck Funds”).

WHEREAS, Intermediary is a “financial intermediary” within the meaning of
Rule 22c-2 of the Investment Company Act of 1940 (“Rule 22c-2”);

WHEREAS, pursuant to Rule 22c-2, Van Eck is required to enter into a written agreement with Intermediary under which Intermediary agrees to: (i) provide, at Van
Eck’s request, identity and transaction information about Shareholders (as defined below)
who hold their Shares (as defined below) through an account with Intermediary; and (ii)
execute instructions from Van Eck to restrict or prohibit future purchases or exchanges;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, Van Eck and the Intermediary hereby agree as follows:

Shareholder Information

1. (a) Agreement to Provide Information. Intermediary agrees to provide Van
Eck, or its designee, upon written request, the taxpayer identification number (“TIN”), the Individual/International Taxpayer Identification Number (“ITIN”), or other government-issued identifier (“GII”) or mutually acceptable Securities and Exchange
Commission (“SEC”) approved identifier, and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s)
of the Van Eck Funds, and the amount, date and transaction type (purchase, redemption, transfer or exchange) of every purchase, redemption, transfer or exchange of Shares held through an account maintained on behalf of the Intermediary during the period covered by the request. Unless otherwise specifically requested by Van Eck, or its designee, the
Intermediary shall only be required to provide information relating to Shareholder
Initiated Transfer Purchases or Shareholder- Initiated Transfer Redemptions.

(b) Period Covered by Request. Requests must set forth a specific period, not to exceed 180 calendar days from the date of the request, for which transaction information is sought. Van Eck, or its designee, may request transaction information older than 180 calendar days from the date of the request as it deems necessary to investigate compliance with policies established by the Van Eck Funds for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the
Van Eck Funds.

(c) Timing of Requests. Requests for Shareholder information shall be made no more frequently than quarterly except as Van Eck deems necessary to investigate compliance with policies established by the Van Eck Funds for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Van Eck Funds.

(d) Form and Timing of Response. Intermediary agrees to provide, promptly, upon request of Van Eck, or its designee, the information specified in Section 1(a). If requested by Van Eck, or its designee, Intermediary agrees to use best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in 1(a) is itself a financial intermediary (“indirect intermediary”) and, upon further request of the Van Eck, or its designee, promptly either (i) provide (or arrange to have provided) the information set forth in 1(a) for those Shareholders who hold an account with an indirect intermediary or
(ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Van Eck Funds. Intermediary additionally agrees to inform Van Eck, or its designee, whether it plans to perform (i) or
(ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to Van Eck, or its designee, should be consistent with the NSCC Standardized Data Reporting (“SDR”) Format.

2. Limitations on Use of Information. Van Eck agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law
106-102) and comparable state laws.

3. (a) Agreement to Restrict Trading. Intermediary agrees to execute written instructions from Van Eck, or its designee, to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by Van Eck, or its designee, as having engaged in transactions of the Shares (directly or indirectly through the Intermediary’s account) that violate policies established by the Van Eck Fund(s) for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Van Eck Fund(s). Unless otherwise directed by Van Eck, or its designee,, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer
Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary. Instructions must be received by Intermediary at the following address, or such other address that Intermediary may communicate to Van Eck in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

Linda Blouin, or alternatively, Doug White
National Life Insurance Company
One National Life Drive, Montpelier, Vermont, 05672
lblouin@nationallife.com or dwhite@nationallife.com

(b) Form of Instructions. Instructions to restrict or prohibit trading must include the TIN, ITIN, GII or mutually acceptable SEC approved identifier, and the specific individual Contract owner number or participant account number associated with the
Shareholder, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is (are) to remain in place. If the TIN, ITIN, GII or mutually acceptable
SEC approved identifier, or specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates. Van Eck agrees to provide whatever other information is reasonably required to effectuate the instructions, upon request.

(c) Timing of Response. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Intermediary.

(d) Confirmation by Intermediary. Intermediary must provide written confirmation to Van Eck, or its designee, that instructions have been executed.
Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

4.	Definitions. For purposes of this Agreement:

(a) The term “Shares” means the interests of Shareholders corresponding to the redeemable securities of record issued by each Van Eck Fund that are held by the
Intermediary.

(b) The term “Shareholder” means the holder of interests in a variable annuity or variable life insurance contract issued by the Intermediary (“Contract”), or a participant in an employee benefit plan with a beneficial interest in a contract.

(c) The term “Shareholder-Initiated Transfer Purchase” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Van Eck Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Van Eck Fund as a result of “dollar cost averaging” programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a
Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the
Contract; or (v) prearranged transfers at the conclusion of a required free look period.

(d) The term “Shareholder-Initiated Transfer Redemption” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a
Contract out of a Van Eck Fund, but does not include transactions that are executed: (i)
automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Van Eck Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Van Eck Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

(e) The term “written” includes electronic writings and facsimile transmissions.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first set forth above.

National Life Insurance Company

By: /s/ Elizabeth MacGowan,

Date:________________

Name (print):  Elizabeth MacGowan

Title (print): Vice President- Product Development

Telephone #: 802-229-3589

Email: emacgowan@nationallife.com

VAN ECK SECURITIES CORPORATION

By: /s/ Jonathan Simon
__________________________________________________

Date:________________

Name (print):
__________________________________________

Title (print):
___________________________________________

Telephone #:
___________________________

Email:
_____________________________